UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 17, 2017

NORTHSTAR ELECTRONICS, INC.

 (Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

333-90031                             33-0803434

 (Commission File Number)      (IRS Employer Identification No.)

1130 West Pender, Suite 950

Vancouver, British Columbia, V6E 4A4

CANADA

(Address of principal executive offices and zip Code)

(778) 838 3313

(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01- Other Information

The Company updated its operational address to:

NorthStar Electronics, Inc.

1130 West Pender, Suite 950

Vancouver, B.C., Canada  V6E 4A4

Phone:778-838-3313

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHSTAR ELECTRONICS, INC.

By: /s/Wilson Russell

Wilson Russell

President and Chief Executive Officer

Dated: August 17, 2017